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Exhibit 99.2  DISCLOSURES REQUIRED BY RULE 15GA-2 FOR JCIII & ASSOCIATES, INC.

Bayview Fund Management LLC on behalf of Mortgage Fund IVc, LP

By

JCIII & Associates, Inc.

September 22, 2015

Project Scope and Procedures

(1)	Compliance Review

Review and methodology:

JCIII & Associates, Inc (JC3) reviewed 849 of the loans to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with the following items:

(I)
The applicable disclosure requirements provided under the Mortgage Disclosure Improvement Act ("MDIA"), the federal Truth in Lending Act ("TILA"), as amended by the Home Ownership and Equity Protection Act ("HOEPA"),15 U.S.C. § 1601 et seq., as implemented by Regulation Z, 12 C.F.R. Pat 226; (ii) Section 4 of the Real Estate Settlement Procedures Act ("RESPA"), 12 U.S.C. §2603, as implemented by Regulation X, 24 C.F.R. Part 3500; (iii) the disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations; and (iv) the disclosure requirements and prohibitions of the applicable state, county and municipal laws and ordinances that were enacted to combat predatory lending; and

(II)	Federal Truth in Lending Act/Regulation Z

a.	A review of the material compliance disclosures set forth in the Truth in Lending Disclosure and the Notice of Right to Cancel, if applicable; and

b.
A review and comparison of the initial and final TIL and re-disclosed TILs with a report outlining any TILA violations. Review included test for compliance with timing requirements (delivery, re-disclosure, and waiting period), a re-calculation of disclosed finance charge, APR, amount financed and total payments, and a review to ensure disclosure differences in disclosed and calculated APR and finance charge were within the permitted tolerances under Regulation Z and commentary, principal and interest calculations and when applicable, compliance with the TILA Rate/Payment Summary table disclosure requirements under the MDIA, as well as proper and timely receipt and execution on the TIL by all required parties; and

c.
A review of the Notice of Right to Cancel: Review included a verification that the correct applicable model form is used, verification of the transaction date and expiration date, ensuring accuracy, completeness, and proper execution of the Notice of Right to Cancel by all required parties, verifying the disbursement date and determined if a full three business day rescission period was adequately provided to the borrower(s); and

d.	Section 32/HOEPA

i.	APR Test

ii.	Points and Fees Test

iii.	Review and verification of compliance with applicable Section 32 disclosures and provisions, when necessary; and

e.	Section 35/Higher Priced Mortgage Loans ("HPML")

i.	APR Test

ii.
Review and verification of compliance with applicable HPML provisions including but not limited to prepayment penalty restrictions, ability to repay, and escrow account and appraisal requirements, as applicable; and

f.
A review of the compliance with the Loan Originator and Compensation rule as it pertains to anti-steering disclosures, provisions, restrictions on loan originator compensation, and disclosure of company and loan originator name and NMLS ID# on the credit application, Note or loan contract, and security instrument.

(III)	RESPA/Regulation X

Each mortgage loan was reviewed to ensure compliance with the January 1st 2010, or the most current, amendments to Regulation X. The RESPA/Regulation X review consisted of the following:

a.
Good Faith Estimate / GFE: Confirmed the presence of the current GFE form in effect at the time of origination. Verified the initial GFE was provided to the borrower(s) within three business days of application. Review included verification that correct form was used, all  fees were accurately disclosed on the GFE and were reflected in the proper locations on the document. In addition, each GFE in file was reviewed for completeness and compliance with the requirements under the Reg. X, GFE instructions, and RESPA FAQs, as amended. If there are multiple GFEs in file, each subsequent GFE was reviewed as outlined above and for  timely delivery, and review for evidence of borrower requested change or documented and acceptable changed circumstance for any changes in loan terms, rate or increase in settlement fees above the permitted tolerances under RESPA; and

b.	Written List of Service Providers: Reviewed to determine presence of a settlement service provider list when applicable

c.
Final HUD-1/A Settlement Statement: Confirmed compliance with the current RESPA requirements in effect as of origination of the Mortgage Loan including: that the current applicable HUD-1/A form was provided and properly completed and all required information were disclosed in the appropriate section as set forth in Reg X and HUD-1 Instructions; and

d.
GFE and Final HUD Comparison/Tolerance Tests: Confirmed compliance with the current RESPA requirements in effect as of origination of the Mortgage Loan including: review of all fees subject to tolerances from the last binding GFE provided to the borrower against charges on HUD to ensure that any increases in fees were within the permitted tolerances. Confirmed the loan terms and fees disclosed on the third page of the HUD accurately reflected how they were disclosed on the GFE and how the loan closed. Reviewed any attempt to cure a RESPA violation due to disclosed fees being outside of applicable tolerances to ensure that either the proper reimbursement was made or a new HUD-1 was provided and that it was done within the required 30 day window; and

(IV)	Additional Regulation X Disclosures and Requirements

a.	Servicing Transfer Disclosure

i.	Confirm the presence of the Servicing Transfer Disclosure form in file

ii.	Verify the Servicing Transfer Disclosure was provided to the borrower(s) within three business days of application

b.	Special Information Booklet

i.	Confirm the presence of the Special Information Booklet in file on Purchase and Construction (Construction to Perm loans) loans

ii.	Confirm the Special Information Booklet provided within three business days of application

c.	Affiliated Business Disclosure

i.	Confirm the presence of the Affiliated Business Disclosure in file in the event the lender has affiliated business arrangements

ii.	Confirm the Affiliated Business Disclosure provided within three business days of application

iii.	Confirm the Affiliated Business Disclosure is executed

d.	Initial Escrow Disclosure Statement

i.	Confirm the presence of the Initial Escrow Disclosure Statement in file

ii.	Confirm the Initial Escrow Disclosure Statement was provided at closing or within 45 days after settlement

(V)	NMLS Information Disclosure under The Secure and Fair Enforcement for Mortgage Licensing Act (SAFE Act)

a.
For loans with application taken on or after 7/28/10: Verified that originator and the origination institution NMLS numbers are printed on the credit application, and capturing the NMLS ID number(s) disclosed.

b.
For loans with application taken on or after 1/1/11: Verify that originator and the origination institution NMLS numbers are printed on the credit application, and capturing the NMLS ID number(s) disclosed. In addition, confirmed status of origination institution NMLS numbers and report any inactive, expired, suspended, or invalid licenses as well as other derogatory information found during validation of license status through the NMLS website.

(VI)	State and Local Anti-Predatory Regulations

•	Arkansas Home Loan Protection Act, Ark. Stat. Ann. § 23-53-101 et seq.

•	California Anti-Predatory Lending Statute, Cal. Fin. Code § 4970 et seq.

•	Colorado Consumer Equity Protection Act, Colo. Rev. Stat. § 5-3.5-101 et seq. and as amended by Senate Bill 216 (2007) and House Bill 1322 (2007).

•	Connecticut Abusive Home Loan Lending Practices Act, Conn. Stat. Ann. §36a-746 et seq. and the Responsible Lending and Economic Security Act, Conn. House Bill 5577 (2008).

•	Connecticut Conn. Gen. Stat. Section 36a-760 through 36a-760j

•	Conn. Gen. Stat. Section 36a-498a (1st lien); Conn. Gen. Stat. Section 36a-521 (junior lien)

•	District of Columbia Home Loan Protection Act of 2002, D.C. Official Code § 26-1151.01 et seq., as implemented by 20 D.C. Municipal Reg. § 2000.1 et seq. as well as DC Mortgage Disclosure Act of 2007.

•	Florida Fair Lending Act, Fla. Stat. Ann. § 494.0078 et seq.

•	Georgia Fair Lending Act, Ga. Stat. Ann. § 7-6A-1 et seq. (as originally enacted by House Bill 02-1361 and as modified by Senate Bill 03-53)

•	Idaho Residential Mortgage Practices Act, Idaho Code § 26-3101 et seq.

•	Illinois High Risk Home Loan Regulations, 38 III. Admin. Code § 345.10 et seq.

•	Illinois High Risk Home Loan Act, Public Act. 93-0561 (2003).

•	City of Chicago, Illinois, Anti-Predatory Lending Ordinance, Chicago Municipal Code, §§ 2-32- 440; 2-32-455; 2-92-325; 4-4-155; 8-4-325.

•	Cook County, Illinois, Anti-Predatory Lending Ordinance, Ordinance No. 240864 (2001) as amended by Illinois SB 1167 (2007).

•	Indiana Home Loan Practices Act, Ind. Code § 24-9-1 et seq.

•	Section16a-3-308a of the Kansas Consumer Credit Code, Kan. Stat. Ann. §16a-l-101 et seq.16.

•	Kentucky Anti-Predatory Lending Statute, Ky. Rev. Stat. § 360.100 et seq. and as amended by Kentucky House Bill 552 (2008).

•	Maine, An Act to Enhance Consumer Protections in Relation to Certain Mortgages, 9A Me. Rev. Stat. Ann. §§ 8-103(1); 8-206(8); 8-206A and Maine Legislative Document 1869 (2007).

•	Maryland Commercial Law, Mary. Stat. Ann. §§ 12-124.1; 12-127; 12-409.1; 12-1029 and as amended by

•	Maryland Senate Bill 270 (2008) and Maryland Regulations under the Maryland Mortgage Lender Law (2009).

•	Massachusetts High Cost Mortgage Regulations, 209 CMR § 32.32 et seq. including MA House Bill 4387(2008) 20. Massachusetts Predatory Home Loan Practices Act, M.G.L. Chapter 183(C).

•	Massachusetts "Borrower's Interest" Standard, M.G.L. Chapter 183, §28C.

•	Michigan Consumer Mortgage Protection Act, Mich. Stat. Ann. § 445-1631 et seq.

•	Minnesota Mortgage Originator and Service Licensing Act, § 58.137 et al. (S.F. 2988 (2002) and as amended by House File 1004 and SF 98 (2007) and SF 3154 and 3214 (2008).

•	Nebraska Mortgage Bankers Registration and Licensing Act, Neb. Stat.§ 45-702 et seq.

•	Nevada Anti-Predatory Lending Law, Nev. Rev. Stat. § 598D.010 et seq. and as amended by AB 440.

•	New Jersey Home Ownership Security Act of 2002, NJ Stat. Ann. § C:46:l OB-22 et seq.

•	New Mexico Home Loan Protection Act, N.M. Stat. Ann. § 58-21A-1 et seq. and as amended by Senate Bill 342 (2009).

•	New York High Cost Home Loan Regulations, 3 NYCCR Part 41 (2001).

•	New York High Cost Home Loan Act, N.Y. Bank. L. Ch. 626., as implemented by 3 NYCCR Part 41(2003) and as amended by Senate Bill 8143-A (2008).

•	North Carolina Anti-Predatory Lending Law, N.C. Gen. Stat. §§ 24-1.1A to 24-10.2 and North Carolina

•	Amendments to Anti-Predatory Lending Law, N.C. Gen. Stat. §§ 24-9; 24-l.l (E)(a); 24-10.2(a) and as amended by House Bill 1817 (2007).

•	Ohio Anti-Predatory Lending Statute, Ohio Rev. Code Ann. § 1.63 and as amended by S.B. 185.

•	City of Cleveland Heights, Ohio, Anti-Predatory Lending Ordinance, Ordinance No. 72-2003.

•	Oklahoma Anti-Predatory Lending Law, House Bill No. 1574 (2003).

•	Pennsylvania Consumer Equity Protection Act, 63 Pa. Cons. Stat. Ann. § 456.501 et seq.

•	City of Providence, Rhode Island Predatory Lending Ordinance, Ordinance No. 245, Chapter 2006-33 as amended.

•	Rhode Island Home Loan Protection Act, Chapter 25.2 of Title 34 of RI Gen. L. et seq., including the Emergency and Final Regulations.

•	South Carolina High-Cost and Consumer Home Loans Act, S.C. Code § 37-23-10 et seq.

•	South Carolina Consumer Protection Code, S.C. Code 37-1-101 et seq.

•	Tennessee Home Loan Protection Act of 2006, TN Code Annotated, Title 47 et seq.

•	Texas High-Cost Home Loan Statute, TX. Fin. Code Ann. § 343.201 et seq.

•	Utah Residential Mortgage Practices Amendments, Utah Code Ann. § 61- 2c-102 et seq.

•	Utah High Cost Home Loan Act, Utah Code § 61-2d-101 et seq.

•	Vermont Interest Act, 9 V.S.A. § 104, implemented by Regulation B-98-2.

•	Virginia Mortgage Lender and Broker Act (for loans originated prior to July 1, 2003), Va. Code Ann. §§ 6.1-413; 6.1-422, 6.1-428.

•	Virginia Mortgage Lender and Broker Act (for loans originated after July 1, 2003), Va. Code Ann. §§ 6.1-411; 6.1-422.1, 6.1-425.1; 6.1-425.2.

•	Vermont Interest Act, 9 V.S.A. § 104, implemented by Regulation B-98-2

•	Washington House Bill 2770, Mortgage Lending and Homeownership, Chapter 108, Laws of 2008.

•	Wisconsin Responsible High Cost Mortgage Lending Act, Wis. Stat. § 428.202.

•	West Virginia Residential Mortgage Lender, Broker and Servicer Act, W.Va. Code § 31-17-1 et seq.

(VII)	Federal and state specific late charge and prepayment penalty provisions.

(VIII)	Document Review

JC3 reviewed each loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents were consistent:

•	Initial Application (1003)

•	Final Application (1003)

•	Note

•	Subordinate Lien Note

•	Appraisal

•	Title/Preliminary Title

•	Initial TIL

•	Final TIL

•	Final HUD

•	Initial and Final GFE's

•	Change of Circumstance Documentation

•	Right of Rescission Disclosure

•	Mortgage/Deed of Trust

•	Mortgage Insurance

•	Tangible Net Benefit Disclosure

•	FACTA Disclosures

•	Certain other disclosures related to the enumerated tests set forth in section 7

Please be advised that JC3 did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by JC3 are dependent upon its receiving complete and accurate data regarding the mortgage loans from loan originators and other third parties upon which JC3 is relying in reaching such findings.

Please be further advised that JC3 does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by JC3 do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to JC3. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such loan or loans, shall be made solely by the Client, or other agreed upon party, that has engaged JC3 to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by JC3 are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use.

Review Results and Notes – Compliance:

(1)	Type of assets that were reviewed.

JCIII & Associates, Inc. ("JC3") performed certain due diligence services described below on 2,427 loans. All of these loans were purchased by an affiliate of Bayview Fund Management LLC on behalf of Mortgage Fund IVc, LP ("Client") in various bulk transactions. The loans are all seasoned and most loans have been modified. The loans were originated by multiple originators and have origination dates spanning 30 years. The reviews were conducted on behalf of Client and the asset manager for the underlying mortgage loans from March 2013 to September 2015 via files imaged and provided by Client or its designee for review (the "Review").

(2)	Sample Size of the assets reviewed.

Portions of the Review were conducted on various samples of the complete securitization loan population. The regulatory compliance portion of the Review originally consisted of loans within the bulk transactions that are not part of the securitization. Sampling of the original bulk transaction populations by scope was performed by Client.

Subsequent to the Review, Client reduced the population to be submitted for securitization for reasons unknown to JC3. The data and summary below reflect 2,427 loans with an aggregate original principal balance of approximately $395,802,107.27.

(3)	Determination of the sample size and computation.

Portions of the Review were conducted on various samples of the final securitization population. Below is a breakdown by Review scope, as requested at time of the Review by Client:

•	Regulatory Compliance – 849

o	Sampling completed by Client at time of acquisition

•	Data Integrity – 500

o	20% Random sampling completed by JC3

•	Address Data Integrity – 362

•	Servicing Data Integrity – 2,427

•	Payment History Review – 1,581

o	Performing or 30-59 days delinquent

•	Servicing Comment Review – 1,628

o	Non Performing - 60 Days or greater delinquent

o	Performing or 30-59 days delinquent with missed payment within 12 months

(4)	Quality or integrity of information or data about the assets: review and methodology.

JC3 compared applicable data fields on the data tape provided by Client to the data found in the actual file as captured by JC3. The comparison included the following fields:

Data Integrity Fields
Prop Address	Orig Appr	Step Rate 7	Interest Only Flag
Prop City	Sales Price	Step Rate 8	Interest Only Exp Date
Prop State	Credit Score Orig	Step Rate 9	Current Maturity Date
Prop Zip	Property	Step Rate 10	ARM Index
Note Date	Mod Flag	Step Year Eff 1	First Rate Change Date
Orig First Pay Date	Modification Balance	Step Year Eff 2	Next Rate Change Date
Orig Bal	Modification Date	Step Year Eff 3	Next Pay Chg Date
Orig Rate	Mod First Pay Date	Step Year Eff 4	Rate Adj Period
Orig P&I	Step Rate Flag	Step Year Eff 5	Period Cap
Loan Purpose	Step Rate 1	Step Year Eff 6	Period Floor
Occupancy	Step Rate 2	Step Year Eff 7	ARM Margin
Lien Status	Step Rate 3	Step Year Eff 8	Min Rate
Jr. Bal	Step Rate 4	Step Year Eff 9	Max Rate
CLTV	Step Rate 5	Step Year Eff 10
Orig LTV	Step Rate 6	ARM/Fix

Servicing Data Integrity Fields
Curr Bal
Curr Rate
P&I

Address Data Integrity Fields
Prop Address
Prop City
Prop State
Prop Zip

Of 500 loans reviewed, 433 loans or 86.6% of the population had tape discrepancies. These discrepancies were across 58 data fields. Certain discrepancies were caused by missing origination or modification documentation from the loan file. Other discrepancies were caused by variances in methodology of certain fields, or true discrepancies where the data tape required updating. The data for Orig LTV and CLTV was taken directly from various documents in the loan file and was not recalculated for this data integrity review.

Field	Number of Loans	Percentage of Loans By Count
ARM Index	25	5.00%
ARM Margin	6	1.20%
ARM/Fix	21	4.20%
CLTV	140	28.00%
Credit Score Orig	305	61.00%
Current Maturity Date	34	6.80%
First Rate Change Date	25	5.00%
Interest Only Exp Date	6	1.20%
Interest Only Flag	21	4.20%
Jr. Bal	30	6.00%
Lien Status	0	0.00%
Loan Purpose	102	20.40%
Max Rate	6	1.20%
Min Rate	10	2.00%
Mod First Pay Date	71	14.20%
Mod Flag	2	0.40%
Modification Balance	75	15.00%
Modification Date	79	15.80%
Next Pay Chg Date	24	4.80%
Next Rate Change Date	24	4.80%
Note Date	15	3.00%
Occupancy	22	4.40%
Orig Appr	119	23.80%
Orig Bal	35	7.00%
Orig First Pay Date	12	2.40%
Orig LTV	130	26.00%
Orig P&I	65	13.00%
Orig Rate	93	18.60%
Period Cap	10	2.00%
Period Floor	10	2.00%
Prop Address	5	1.00%
Prop City	2	0.40%
Prop State	0	0.00%
Prop Zip	74	14.80%
Property	119	23.80%
Rate Adj Period	6	1.20%
Sales Price	31	6.20%
Step Rate 1	24	4.80%
Step Rate 2	5	1.00%
Step Rate 3	4	0.80%
Step Rate 4	2	0.40%
Step Rate 5	0	0.00%
Step Rate 6	0	0.00%
Step Rate 7	0	0.00%
Step Rate 8	0	0.00%
Step Rate 9	0	0.00%
Step Rate 10	0	0.00%
Step Rate Flag	36	7.20%
Step Year Eff 1	18	3.60%
Step Year Eff 2	6	1.20%
Step Year Eff 3	4	0.80%
Step Year Eff 4	2	0.40%
Step Year Eff 5	0	0.00%
Step Year Eff 6	0	0.00%
Step Year Eff 7	0	0.00%
Step Year Eff 8	0	0.00%
Step Year Eff 9	0	0.00%
Step Year Eff 10	0	0.00%

Address Data Integrity Review

Of 362 loans reviewed, 69 loans or 19.06% of the population had tape discrepancies. The review was completed on loans where Client ordered a BPO Reconciliation but the loan was not part of the 500 loan Data Integrity Sample. The discrepancies were across 4 data fields. Most Prop Zip discrepancies were non- material as they were caused by the data tape containing zeros for the "plus-four codes" (xxxxx-0000).

Field	Number of Loans	Percentage of Loans By Count
Prop Address	7	1.93%
Prop City	2	0.55%
Prop State	0	0.00%
Prop Zip	60	16.57%

Servicing Data Integrity Review

Of the 2,341 loans reviewed utilizing the 7/1 data tape, 293 loans or 12.5% of the population had tape discrepancies. These discrepancies were across 3 data fields and were mostly attributed to the prior servicer payment histories missing the data needed to perform the validations.

Field (7/1 Tape)	Number of Loans	Percentage of Loans By Count
Curr Bal	287	12.26%
Curr Rate	73	3.12%
P&I	20	0.85%

86 loans had not been servicing transferred at the time of the above 7/1 review. Those 86 loans, as well as loans with discrepancies listed above, were then reviewed utilizing the 9/1 data tape and new servicer payment histories, resulting in 1 loan or .26% of the 379 loan population having a discrepancy across the 4 fields. The discrepancy was attributed to an effective date of a payment.

Field (9/1 Tape)	Number of Loans	Percentage of Loans By Count
Curr Bal	1	0.26%
Debt Deferred	0	0.00%
Curr Rate	0	0.00%
P&I	0	0.00%

(5)	Compliance Review Results Summary

Fitch Grade	# of Loans	Percentage of Loans By Count
A	88	10.36%
B	693	81.63%
C	50	5.89%
D	18	2.12%
Grand Total	849	100%

Morningstar Grade	# of Loans	Percentage of Loans By Count
A	88	10.37%
B	544	64.08%
C	204	24.03%
D	13	1.53%
Grand Total	849	100%

Pursuant to the applicable NRSRO criteria, JC3 graded certain compliance exceptions as non-material based upon seasoning of the mortgage loan. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which are raised as a defense to foreclosure.

Information contained in any JC3 report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual loan.

Exception Summary:

Exception	Number of Loans	Percentage of Loans By Count
Finance Charge under disclosed >$35 for Refinance	95	11.19%
ROR ("Right of Rescission") Missing	38	4.48%
HUD-1 Missing	25	2.94%
Finance Charge under disclosed >$100 for Purchase	22	2.59%
TIL Missing	21	2.47%
State Late Charge Not Standard	15	1.77%
TIL Incomplete	10	1.18%
ROR Violation Funding date is prior to or equals the ROR End Date	9	1.06%
TX Home Equity Loan Disclosure Exception	9	1.06%
HUD-1 Incomplete	8	0.94%
Rescission Period under 3 days	7	0.82%
ROR Incorrect Form - Lender to Lender Not On H9/G9	7	0.82%
APR Tolerance under disclosed 0.125%	5	0.59%
ROR Incomplete	4	0.47%
State Grace Period Below Minimum	4	0.47%
Note P&I Does Not Equal Final TIL P&I	3	0.35%
Texas Section 50 ( a ) (6) violation	3	0.35%
APR Tolerance under disclosed 0.25%	2	0.24%
HUD-1 Estimated	2	0.24%
TX Home Equity Loan Provision Violation	2	0.24%
Change date(s) in TIL rate/payment disclosure inaccurate	1	0.12%
Cook County Threshold Loan	1	0.12%
Final TIL Date < 6 Days Prior To Origination Date (Regular ARM)	1	0.12%
Home Loan Provision Exception	1	0.12%
HUD1 Incomplete	1	0.12%
Initial GFE Missing	1	0.12%
No tolerance fees increased at closing (Transfer Taxes)	1	0.12%
Note Missing	1	0.12%
Violation of TX Equity Out 12 Day Cooling-Off Period	1	0.12%

Payment History Review

JC3 performed a review on 1,581 loans utilizing payment history reports provided by the servicer(s) of the loans. Using the MBA methodology, JC3 created a payment string using a 24 month look back as requested by Client.

Servicing Comment Review

JC3 performed a review on 1,628 loans utilizing servicing comments provided by the servicer(s) in order to provide a brief summary outlining current performance status, the borrower's ability to pay, relative future/current risk such as hardship or life changes, possible servicer remedies, loss mitigation efforts, and modifications.

Overall Observations

Files were presented in a consistent and well organized order at time of bulk acquisition for the regulatory compliance review and at time of securitization. Most files contained the vast majority of the documents required for review and were presented in a consistent and well organized stacking order.